United States
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


  Date of Report (Date of earliest Event Reported)    April 16, 2003
  ------------------------------------------------------------------



                        NORTHERN EMPIRE BANCSHARES
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)


CALIFORNIA                       2-91196            94-2830529
-----------------------------   -----------       ------------------
(State or other jurisdiction   (Commission        (IRS Employer
of incorporation)              File Number)       Identification No.)




            801 Fourth Street, Santa Rosa, California   95404
          ------------------------------------------------------
         (Address of principal executive offices)     (Zip code)


   Registrant's telephone number, including area code   (707) 579-2265


___________________________________________
      Former Name or former address, if changed since last report


ITEM 7.   Financial Statements and Exhibits.
     (c)  Exhibits No. 99.1   Press Release dated April 16, 2003



ITEM 9.   Regulation FD Disclosure: Results of Operations and Financial
Condition

     In accordance with Securities and Exchange Commission Release No. 33-8216, relating to Item 12 "Results of Operations and Financial
Condition," the information required to be furnished under Item 12 is furnished under Item 9.

     On April 16, 2003, Northern Empire Bancshares issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as
Exhibit 99.1.






                                Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         NORTHERN EMPIRE BANCSHARES


Date:  April 16, 2003               /s/ Deborah A. Meekins
                                   ----------------------------
                                   Deborah A. Meekins
                                   President & Chief Executive Officer




EXHIBIT INDEX

Exhibit No.  Subject Matter

99.1         Press Release dated April 16, 2003


Exhibit 99.1

Press Release   April 16, 2003

NORTHERN EMPIRE BANCSHARES= FIRST QUARTER EARNINGS INCREASED 12.3%.


Northern Empire Bancshares, the one bank holding company for Sonoma National Bank reported consolidated income of $2,556,000 for the first quarter of 2003 compared to $2,276,000 for the first quarter of last year, up 12.3%. Return on average assets equaled 1.5% and the return on average equity equaled 18.6% for the first quarter

Increased earnings result from growth in earning assets, mainly loans which increased net interest income from $6,012,000 for the first quarter of 2002 to $7,026,000 for the first quarter of 2003. Total loans grew 22.2% to $601,760,000 at March 31, 2003 compared to $492,619,000 at March 31, 2002. The allowance for loan losses was increased to $6,692,000 through provisions of $300,000 during the first quarter of 2003 in recognition of loan growth.

Operating expenses of $3,232,000 increased from $2,560,000 in the first quarter of 2002 mainly due to a new Branch in Sonoma, a new loan production office in San Rafael and new staff to handle the current and future growth in loans and deposits.

Total assets at March 31, 2003 grew 21.5% to $695,394,000 from $572,457,000 one year ago. The majority of asset growth was funded through deposit growth and borrowings from the Federal Home Loan Bank. Deposits totaling $570,189,000 at March 31, 2003 grew 13.9% from $500,604,000 at March 31, 2002. The Bank remained well capitalized with total risk based capital equaling 12.0% on March 31, 2003.

The Board of Directors declared a 5% stock dividend on April 1, 2003 to shareholders of record on May 9, 2003.

Except for historical information contained herein, the statements contained in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Northern Empire Bancshares' Securities and Exchange Commission filings, including its annual reports on Form 10-K and quarterly reports on Form 10-Q. Northern Empire Bancshares disclaims any intent or obligation to update these forward-looking statements.


                           NORTHERN EMPIRE BANCSHARES
                                Balance Sheet
                            March 31, 2003 and 2002
(Unaudited)

ASSETS                                        2003               2002
                                      ------------       ------------
Cash and due from banks                $16,997,000        $17,363,000
Fed funds sold                          68,327,000         58,122,000
Investment securities
 Available for sale                        647,000            642,000
 Restricted                              3,935,000          1,253,000
Loans (net)                            593,610,000        485,033,000
Leasehold improvements and
  equipment (net)                        1,424,000            969,000
Accrued Interest and other assets       10,454,000          9,075,000
                                      ------------       ------------
                                      $695,394,000       $572,457,000
                                      ============       ============

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Deposits                              $570,189,000       $500,604,000
Accrued interest and other
 liabilities                             4,143,000          3,483,000
FHLB advances                           64,770,000         21,796,000
                                      ------------       ------------
                                       639,102,000        525,883,000

Shareholder's Equity                    56,292,000         46,574,000
                                      ------------       ------------
                                      $695,394,000       $572,457,000
                                      ============       ============

















                     NORTHERN EMPIRE BANCSHARES
                         Income Statement
             Three Months ended March 31, 2003 and 2002
                            (Unaudited)

                                         Three months ended March 31,
                                            2003                2002
                                     -----------         -----------
Interest Income                      $10,600,000          $9,683,000
Interest Expense                       3,574,000           3,671,000
                                     -----------         -----------
Net Interest Income                    7,026,000           6,012,000
Provision for Loan Losses                300,000             150,000
Other Income                             719,000             518,000
Other Non-interest Expenses            3,232,000           2,560,000
                                     -----------         -----------
Net Income before Income Taxes         4,213,000           3,820,000
Provision for Income Taxes             1,657,000           1,544,000
                                     -----------         -----------
Net Income                            $2,556,000          $2,276,000
                                     ===========         ===========
Earnings per common share *                $0.58               $0.52
Earnings per common share
 assuming dilution *                       $0.51               $0.47

Stock Market Data:
Price per Share (bid at quarter end)      $25.05              $26.50
Book value *                              $12.82              $10.63
Price to book ratio                         1.95                2.49

Selected financial data:
Return on average assets                    1.5%                1.7%
Return on average equity                   18.6%               20.1%
Efficiency ratio                           41.7%               39.2%

* Adjusted for the 5% stock dividend declared on April 1, 2003